UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 21, 2011

MATTHEWS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-9115	25-0644320
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

 Two NorthShore Center, Pittsburgh, PA                                                                                                           15212-5851
(Address of principal executive offices)                                                                                                (Zip Code)

Registrant's telephone number, including area code:                                                                                     (412) 442-8200

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 21, 2011, Matthews International Corporation (“Matthews” or “the Company”) announced the election of Morgan K. O’Brien and Jerry R. Whitaker to the Matthews Board of Directors.  A copy of the press release is attached hereto as Exhibit 99.1.  Messrs. O’Brien and Whitaker will be nominated for election as directors by the Company’s shareholders at the 2012 Annual Meeting.  Mr. O’Brien was appointed to the Audit Committee and Mr. Whitaker was appointed to the Nominating and Corporate Governance Committee.

Messrs. O’Brien and Whitaker will be compensated as directors of the Company in accordance with the provisions of the 1994 Director Fee Plan, as amended, which are discussed in the Company’s 2011 Notice of Annual Meeting and Proxy Statement and Annual Report on Form 10-K for the year ended September 30, 2010.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

99.1  Press Release, dated July 21, 2011, issued by Matthews International Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTHEWS INTERNATIONAL CORPORATION
(Registrant)

By  Steven F. Nicola

Steven F. Nicola
Chief Financial Officer,
Secretary and Treasurer

July 21, 2011